EXHIBIT 32.1

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

I, Frank V. Riolo, Chief Executive Officer of American Casino & Entertainment Properties LLC (the “Company”), hereby certify that, to the best of my knowledge, on the date hereof:

(a)
the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2008 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:            /s/  FRANK V. RIOLO
Chief Executive Officer of
  American Casino & Entertainment Properties LLC

Date: December 11, 2009